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                                                      SUBSCRIPTION DOCUMENT C

                         AMERICAN CRYSTAL SUGAR COMPANY

                      INDICATION OF INTEREST IN PURCHASING
                            SHARES OF PREFERRED STOCK
                            FOR QUALIFYING NEW GROWER


     THE APPLICANT HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN ENTITY SUCH AS A CORPORATION, PARTNERSHIP OR JOINT VENTURE; (II) THE UNDERSIGNED IS ELIGIBLE FOR MEMBERSHIP IN AMERICAN CRYSTAL SUGAR COMPANY (THE "COMPANY") AS OF THE DATE HEREOF, DESIRES TO BECOME A MEMBER OF THE COMPANY THROUGH THE PURCHASE OF ONE SHARE OF THE COMPANY'S COMMON STOCK AT A PRICE OF $10.00 PER SHARE AND ALSO DESIRES TO SUBSCRIBE FOR THE PURCHASE OF FIFTY (50) SHARES OF THE COMPANY'S PREFERRED STOCK, AT A PRICE OF $1,500.00 PER PREFERRED SHARE, WITH SUCH PURCHASES TO BE PART OF THE COMPANY'S PUBLIC OFFERING OF COMMON STOCK AND PREFERRED STOCK, ALL AS DESCRIBED IN THE COMPANY'S OCTOBER, 1996 PROSPECTUS AND ANY SUPPLEMENTS; (III) THE UNDERSIGNED QUALIFIES AS A "NEW GROWER" AS SUCH TERM IS DEFINED IN THE ACCOMPANYING SUBSCRIPTION DOCUMENT E AND (IV) THE UNDERSIGNED UNDERSTANDS THAT SUCH SHARE OF COMMON STOCK AND THE SHARES OF PREFERRED STOCK WILL BE AVAILABLE ONLY IF THIS RESPONSE IS RANDOMLY DRAWN IN A DRAWING TO BE HELD BY THE COMPANY AND THAT, WITHIN TWENTY (20) DAYS OF THE DATE OF THE NOTICE INDICATING THAT THE UNDERSIGNED IS ENTITLED TO PURCHASE THE SHARES, THE UNDERSIGNED MUST PAY THE PURCHASE PRICE OF SUCH SHARE OF COMMON STOCK AND THE SHARES OF PREFERRED STOCK. THE UNDERSIGNED ALSO AGREES THAT HE OR SHE SHALL BE THE INDIVIDUAL OWNER OF THE SHARES LISTED ABOVE AND THAT SUCH SHARES MAY NOT BE TRANSFERRED UNTIL AFTER THE HARVEST OF THE 1997 SUGARBEET CROP.

PROSPECTIVE
MEMBER NAME:
ADDRESS:                           _____________________________________________
                                   (SIGNATURE)



                                   DATED:_________________________________, 1996
                                   TELEPHONE:___________________________________
                                   FACTORY DISTRICT:____________________________






THIS INDICATION OF INTEREST MUST BE ACCOMPANIED BY SUBSCRIPTION DOCUMENT E AND MUST BE RECEIVED BY THE COMPANY AT ITS CORPORATE OFFICE, 101 NORTH THIRD STREET, MOORHEAD, MINNESOTA 56560, NO LATER THAN NOVEMBER 22, 1996 AT 5:00 P.M. PAYMENT FOR THE SHARES LISTED ABOVE IS NOT REQUIRED AT THIS TIME BUT WILL BE REQUIRED WITHIN TWENTY (20) DAYS OF NOTICE THAT THE REQUESTED SHARES ARE
AVAILABLE FOR PURCHASE.